Discontinued Operations	12 Months Ended
Dec. 31, 2020
Disclosure Of Discontinued Operations [Abstract]
Discontinued Operations

11. DISCONTINUED OPERATIONS

The results of operations from the former Conventional segment was reported as a discontinued operation.

For the year ended December 31, 2018, the Company recorded net earnings from discontinued operations of $247 million. The cash flows from discontinued operations reported in the Consolidated Statement of Cash Flows were $36 million related to cash from operating activities and $404 million related to cash from investing activities.

On January 5, 2018, the Company completed the sale of its Suffield crude oil and natural gas operations in southern Alberta for cash proceeds of $512 million, before closing adjustments. A before-tax gain on discontinuance of $343 million was recorded on the sale.